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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                _________________



                                    FORM 8-K

                                _________________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                October 14, 2004
                                 Date of Report


                       ICON Cash Flow Partners L.P. Seven
             (Exact name of registrant as specified in its charter)


        Delaware                      033-94458              13-3835387
(State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
      of incorporation)                                  Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
                    (Address of principal executive offices)



                                 (212) 418-4700
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     ICON/Amanda Graham, LLC (the "Company"), a special purpose entity wholly owned by ICON Cash Flow Partners L.P. Seven (the "Partnership"), entered into a Memorandum of Agreement (the "Agreement") with Gulf Ocean Marine Services, Inc., an unaffiliated third party, on October 8, 2004 for the sale of the "Gulf Wind" supply tug vessel (the "Vessel") which sale occurred simultaneously with the execution of the Agreement. Due to market conditions, the sale price of the Vessel was $500,000 cash, and the Company's sole obligation was to deliver the Vessel on an "as is, where is" basis. The Partnership recognized a loss on the sale of $1,700,000.



ITEM 9.01.  FINANCIAL STATEMENTS INFORMATION AND EXHIBITS

     (b) Pro forma financial information.

          The pro forma financial information required by this item is attached hereto.

     (c)  Exhibits.

          99.1 A copy of the Memorandum of Agreement is attached hereto.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ICON Cash Flow Partners L.P. Seven

                                 By:  ICON Capital Corp., its General Partner


Dated:  October 14, 2004         By:  /s/ Thomas W. Martin
                                      ---------------------------------
                                      Thomas W. Martin
                                      Executive Vice President

                       ICON Cash Flow Partners L.P. Seven
                        (A Delaware Limited Partnership)
                 Pro Forma Condensed Consolidated Balance Sheet


                                                        June 30, 2004                      June 30, 2004
                                                        (Historical)                        (Pro forma)

                  Assets
                  ------

   Cash                                                       696,087        1,000,000         1,696,087
                                                       --------------                     --------------

Investment in finance leases
   Minimum rents receivable                                   481,906                            481,906
   Estimated unguaranteed residual values                     815,902                            815,902
   Unearned income                                            (36,356)                           (36,356)
   Allowance for doubtful accounts                            (86,631)                           (86,631)
                                                       --------------                     --------------

                                                            1,174,821                          1,174,821
                                                       --------------                     --------------

Investment in operating leases
   Equipment at cost                                        2,565,000                          2,565,000
   Accumulated depreciation                                  (555,540)                          (555,540)
                                                       --------------                     --------------

                                                            2,009,460                          2,009,460
                                                       --------------                     --------------

Equipment held for sale or lease, net                       8,240,738       (4,161,680)        4,079,058
                                                       --------------                     --------------

Net investment in leveraged lease                          10,336,317                         10,336,317
                                                       --------------                     --------------

Investment in estimated unguaranteed residual values        4,686,758                          4,686,758
                                                       --------------                     --------------

Investments in unconsolidated joint ventures                3,830,488                          3,830,488
                                                       --------------                     --------------

Accounts receivable-General Partner and affiliates            405,477                            405,477
                                                       --------------                     --------------

Other assets                                                  663,132                            663,132
                                                       --------------                     --------------

                  Total assets                             32,043,278                         28,881,598
                                                       ==============                     ==============


     Liabilities and Partners' Equity
     --------------------------------

Notes payable - non-recourse                                9,709,125                          9,709,125
                                                       --------------                     --------------

Notes and accrued interest payable - recourse              13,514,713                         13,514,713
                                                       --------------                     --------------

Accounts payable-General Partner and affiliates               136,311                            136,311
                                                       --------------                     --------------

Other liabilities                                             435,621                            435,621
                                                       --------------                     --------------

Minority Interest in consolidated joint venture                20,093                             20,093
                                                       --------------                     --------------

     Total liabilities                                     23,815,863                         23,815,863
                                                       --------------                     --------------

Partners' equity                                            8,227,415       (3,161,680)        5,065,735
                                                       --------------                     --------------

   Total Liabilities and Partners' Equity                  32,043,278                         28,881,598
                                                       ==============                     ==============


                       ICON Cash Flow Partners L.P. Seven
                        (A Delaware Limited Partnership)
            Pro Forma Condensed Consolidated Statement of Operations

                                                        June 30, 2004                      June 30, 2004
                                                        (Historical)                        (Pro forma)


Revenues

   Finance income                                               7,685                              7,685
   Rental income                                              209,825                            209,825
   Income from leveraged leases                             1,078,481                          1,078,481
   Net gains (loss) on sales of equipment                      10,489       (3,161,680)       (3,151,191)
   Income from investments in
     unconsolidated joint ventures                            532,890                            532,890
   Interest income and other                                   32,770                             32,770
                                                       --------------                     --------------

   Total revenues                                           1,872,140       (3,161,680)       (1,289,540)
                                                       --------------                     --------------

Expenses
   Provision for impairment loss                            4,700,000                          4,700,000
   Depreciation expense                                     2,027,219                          2,027,219
   Loss on lease termination                                  622,872                            622,872
   Interest                                                   804,674                            804,674
   General and administrative                                 402,035                            402,035
   Management fees - General Partner                          387,287                            387,287
   Adminsitrative expense reimbursements -
    General Partner                                           154,958                            154,958
   Reversal of provision for doubtful accounts               (112,412)                          (112,412)
   Amortization of initial direct costs                        62,768                             62,768
   Minority Interest in consolidated joint venture             (1,343)                            (1,343)
                                                       --------------                     --------------

   Total expenses                                           9,048,058                          9,048,058
                                                       --------------                     --------------

   Net loss                                                (7,175,918)      (3,161,680)      (10,337,598)
                                                       ==============                     ==============


                                                               Exhibit 99.1


                             MEMORANDUM OF AGREEMENT

ICON/Amanda Graham LLC, hereinafter called the Sellers, have agreed to sell and Gulf Ocean Marine Services, Inc., hereinafter called the Buyers, have agreed to buy GULF WIND, hereinafter called the Vessel.

Classification Society:  American Bureau of Shipping
Built:  1984 at Offshore Travelers, Inc., Bayou La Batre, AL
Flag:  USA
Place of Registration:  New Orleans, LA
Call Sign:  WCV3174
GRT:  262 Tons
Register Number:  672038

DEFINITIONS

Banking Days are days on which banks are open in the United States and in the place of closing stipulated in Clause 2.

In Writing or Written means a letter between the parties confirmed as sent, or telex, telefax or email which has been confirmed as received.

On the following Conditions:

1.       Total Purchase Price

Price:  US$500,000.00 (Five Hundred Thousand United States Dollars), in cash.

2.       Closing

Closing for the sale of the Vessel, free and clear of all liens and encumbrances granted by Sellers, from the Sellers to the Buyers shall take place on a business day, on the date of delivery of the Vessel as set forth in Clause 5 hereof. The closing shall be held via teleconference between Sellers' representative at New York, New York and Buyers' representative at New Orleans, Louisiana. Original documents shall be completed in counterpart and transmitted upon execution via telefax with originals to follow by courier for delivery the next Banking Day.

3.       Payment

The entire purchase price shall be paid in full and free of any and all bank charges to:

JP Morgan Chase
ABA Code 021000021
Account No. 590172301
ICON Cash Flow Partners L.P. Seven

The Vessel will be delivered upon confirmation of receipt by Sellers' bank of the full purchase price.

4.       Inspections

All inspections of the vessel, including its records and documents, have been waived. The Vessel is to be delivered without drydocking. By execution of this Memorandum of Agreement, Buyers acknowledge acceptance of the Vessel. The sale is therefore "as is, where is" and outright and definite, subject only to the terms and conditions of this Agreement.

Except as may be otherwise specifically set forth in this Agreement, Seller makes no warranty or representation with respect to Class, condition as to Class or Condition; nor does Seller make any express or implied warranty of seaworthiness, fitness or suitability for any purpose whatsoever, or any other warranty.

5.       Time and Place of Delivery

The Vessel shall be delivered by Sellers and taken over by Buyers at Morgan City, LA on or about October 8, 2004. If the Vessel is not delivered by October 15, 2004 due to Sellers' fault, Buyers shall have the option to cancel this Agreement, which option shall be exercised within 48 (forty eight) hours thereof. The vessel will be delivered safely afloat, and substantially intact. Should the Vessel become a total or constructive total loss before delivery, the contract thereafter shall be considered null and void, with neither party having any further obligation or liability to the other.

6.       Sellers' Documentation

In exchange for payment of the total purchase price the Sellers shall furnish the Buyers with the following documents:

A.   Bill of Sale of Vessel in Two Originals

B.   Commercial Invoice for Vessel

C. Corporate Resolution authorizing the sale of the Vessel and confirming the authority of the signatory to sign any documents and take all necessary actions involved in the sale of the Vessel.

Upon delivery of the Bills of Sale by confirmed telefax, Buyers shall promptly sign a Protocol of Delivery and Acceptance ("Protocol") and tender same by telefax to Sellers' representative for countersign and return by telefax, when title of Vessel and the risk of loss shall pass from Sellers to Buyers. Original Bills of Sale will be forwarded by Sellers to Buyers by courier for delivery the next Banking Day. Original Protocol executed by Buyers will be forwarded by Buyers to Sellers by courier for delivery the next Banking Day. Original Protocol executed by Sellers will be forwarded by Sellers to Buyers by courier for delivery the next Banking Day.

The Sellers shall, at the time of delivery, provide to the Buyers all plans which are onboard the Vessel. Other technical documentation which may be in the Sellers' possession shall promptly, upon the Buyers' instructions, be forwarded to the Buyers at their expense. The Sellers may keep the log books, but Buyers to have the right to take copies of it at Buyers' expense. Similarly, Sellers may also keep:

A.       The Vessel Deck and Engine Oil Record Books
B.       Certificates, including but not limited to:
a.       Certificate of Registry
b.       Radio Station License
c.       Trading Certificate and Records
d.       Water Ballast Management Plan
e.       Garbage Log Book

Buyers similarly have the right to take copies of these items at their own expense.

7.       Taxes

Any taxes, including but not limited to any applicable sales tax, and similar fees, charges and expenses connected with the purchase and registration are to be for Buyers' account. Buyers' responsibility to pay such taxes and fees shall survive the closing and delivery of the Vessel.

8.       Buyers' Default

Should the total purchase price not be paid as aforesaid, the Sellers have the right to cancel this Agreement and Buyers shall be responsible for Sellers' losses and for all Sellers' expenses, including but not limited to attorneys fees and the cost of collection together with interest at the rate of 12% (twelve per cent) per annum.

9.       Sellers' Default

If the Sellers fail to execute a legal transfer or to deliver the Vessel with everything belonging to her in the manner and within the time specified in this Agreement, the Buyers shall have the right to cancel this Agreement, and Sellers shall be responsible for Buyers' losses and for all Buyers' expenses, including but not limited to attorneys fees and the cost of collection together with interest at the rate of 12% (twelve per cent) per annum.

10.      Spares, Bunkers and Exclusions

The Sellers shall deliver the Vessel to the Buyers with everything that was on board the Vessel, including but not limited to spares, bunkers and engine oils except:

A. Any provisions, consumables, materials, stores and spares and engine oils consumed prior to delivery of the Vessel; and

B.   Master's, officers' and crew's personal effects

11.      Law and Arbitration

This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code, the Law of the State of New York, and any federal law of the United States which may be applicable. Should any dispute arise out of this Agreement, the matter in dispute shall be referred to arbitration by three persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen, their decision or that of any two of them shall be final, and for purposes of enforcing any award, this Agreement and any such award may be made a Rule of the Court. Any such proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators Inc. in effect on the date of this Agreement.

12.      Conditions

It is a condition of this Agreement that the Vessel shall be delivered and taken over in accordance with the terms of this Agreement and that closing on the sale of the Vessel shall occur in accordance with the terms of this Agreement. If Sellers are unable to transfer title of the Vessel or the Buyers shall be unable to accept transfer of the Vessel, both in accordance with this Agreement, due to the outbreak of war or restraint of government, then either the Sellers or the Buyers may terminate this Agreement upon written notice from one party to the other without any liabilities upon either party hereunder and this Agreement shall thereupon be null and void.

13.      Notices

All notices and advices hereunder shall be In Writing and shall be addressed as follows:

To Sellers                                        To Buyers
Eric E. Lenck, Esq./Lawrence J. Kahn, Esq.        Nathan Horner, Esq.
Freehill Hogan & Mahar, LLP                       Lugenbuhl Wheaton Peck
Attorneys in Fact                                 Rankin & Hubbard
80 Pine Street                                    Attorneys in Fact
New York, NY  10005                               Pan American Life Center
(212) 425-1900 tel                                601 Poydras Street, Suite 2700
(212) 425-1901 fax                                New Orleans, LA  70130
lenck@freehill.com                                (504) 568-1990 tel
kahn@freehill.com                                 (504) 310-9195 fax

14.      Buyers' Documentation

Buyers to deliver the following documents at the time of closing and to provide fax copies for review in advance of closing, if possible:

A.   Certified true copy of the Articles of Incorporation of the Buyers

B. Resolution of the Buyers' Board of Directors and Shareholders authorizing the purchase of the Vessel and confirming the authority of the signatory to sign any documents and take all necessary actions involved in the purchase of the vessel, including payment

C. A Certificate of Good Standing confirming that the Buyers are a validly existing legal entity in the jurisdiction where incorporated

D.   Acceptance of Sale (if applicable)

15.      Private and Confidential

All details of this negotiation and sale, including but not limited to the identities of the Sellers and Buyers are to be kept strictly private and confidential by both parties concerned and are not to be revealed to any third parties. Disclosures made pursuant to or consistent with government rules or regulations, including but not limited to the reporting requirements of S.E.C. form 8K shall not be construed as a breach of this provision.

16.      Severability

If any part of this Agreement is held to be illegal, void or unenforceable for any reason, such holding shall not affect the validity and enforcement of any other part.

17.      Writing Requirement

This Agreement constitutes all the terms and conditions of the sale of the Vessel. Any and all amendments to this Agreement shall be In Writing and any and all oral amendments shall be void and of no effect unless reduced to a writing signed by both parties.

18.      Headings

Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


IN WITNESS WHEREOF, BUYERS AND SELLERS HAVE ENTERED INTO THIS MEMORANDUM OF AGREEMENT IN ACCORDANCE WITH THE TERMS STATED:

SELLERS
ICON/Amanda Graham LLC


____________________________________________
By:  ICON Cash Flow Partners, L.P. Seven, its
         Managing Member
By:  ICON Capital Corp., its General Partner
By:  Thomas W. Martin, its Executive Vice President


Date:    ______________________

BUYERS
Gulf Ocean Marine Services, Inc.


___________________________
By:
As:


Date:    _____________________